UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2019

APTINYX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38535	45-4626057
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Davis Street, Suite 600
Evanston, IL	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 871-0377

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01       Regulation FD Disclosure

Aptinyx Inc. (the “Company”) will present at the Cowen and Company 39th Annual Health Care Conference on March 13, 2019 at 9:20 a.m. ET. A copy of the presentation slide deck is being furnished as Exhibit 99.1 to this Report on Form 8-K. An audio webcast of the presentation will be available under “Events & Presentations” in the Investors & Media section of the Company’s website at www.aptinyx.com.

The information in this Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Slide Presentation of Aptinyx Inc. dated March 13, 2019, furnished hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2019	Aptinyx Inc.

	By:	/s/ Norbert G. Riedel
Norbert G. Riedel
President and Chief Executive Officer

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